Exhibit 99.1
Press Release
Cal-Maine Foods Welcomes Dudley D. Wooley to Board of Directors
RIDGELAND,
Miss., Apr.
1,
2026
— Cal-Maine
Foods,
Inc.
(NASDAQ:
CALM), the
largest egg
company
in
the
United
States
and
a
leading
player
in
the
egg-based
food
industry,
today
announced
the
appointment
of
Dudley
D.
Wooley
to
its
Board
of
Directors.
Mr.
Wooley
brings
extensive leadership experience in risk management, business strategy, and governance, further strengthening the
Board’s depth
of expertise
as the
Company continues
executing its
long-term
growth strategy.
Mr. Wooley currently serves as Chief Executive
Officer of Ross & Yerger Insurance, Inc.,
a super-
regional, employee-owned independent
insurance agency
headquartered in Jackson,
Mississippi.
With
more
than
three
decades
at
the
firm,
he
has
played
a
central
role
in
shaping
its
growth,
leadership,
and
long-term
strategic
direction.
He
was
promoted
to
CEO/COO
in
2013
and
has
served
as
CEO
since
2025,
with
responsibility
for
overall
leadership
and
performance
of
the
organization.
Prior to
his current
role, Mr.
Wooley
served as
President and
Chief Operating
Officer, where
he
led
agency
growth
and
profitability
initiatives,
developed
the
firm’s
perpetuation
strategy,
and
supported
its
sales
and
management
teams.
Earlier
in
his
career,
he
served
as
an
Account
Executive and Vice
President, overseeing commercial,
personal, and
group benefit accounts,
with
a focus on nonprofit and healthcare clients.
In addition
to his executive
responsibilities, Mr. Wooley
serves as a
Trustee of
the Jones Family
Trusts, helping oversee a diversified portfolio
of assets across public equities, private equity,
real
estate, oil and gas, and fixed income investments on behalf of approximately 170 beneficiaries.
“We are
pleased to
welcome Dudley
to the
Board,” said
Dolph Baker,
Board Chair
of Cal-Maine
Foods.
“His
experience
leading
a
growth-oriented
organization
and
his
expertise
in
risk
management
and
capital
allocation
align
well
with
our
strategic
priorities.
As
we
continue
progressing
toward
a
higher-value,
more
consistent
earnings
model,
his
perspective
will
be
especially
valuable
in
strengthening
our
ability
to
navigate
evolving
market
dynamics,
enhance
earnings visibility, and deliver durable, long-term growth.”
With his experience advising organizations on long-term risk, operational discipline, and strategic expansion,
Mr.
Wooley
is
well
positioned
to
support
the
Company’s
continued
evolution
into
a
more diversified platform with multiple growth drivers and improved long-term earnings visibility.
Mr.
Wooley
began
his
career
with
Andersen
Consulting
(now
Accenture)
and
later
worked
at
Marketing Research Institute, where he
developed experience in consulting, analytics, and
client
advisory.

Exhibit 99.1
He holds a Master of Business
Administration from Millsaps College and a
Bachelor of Science in
Mathematics from
Vanderbilt University.
He is
a Chartered
Property Casualty
Underwriter (CPCU),
Certified
Risk
Manager
(CRM),
Certified
Insurance
Counselor
(CIC),
and Accredited Adviser
in
Insurance (AAI).
Mr.
Wooley
succeeds
Jim
Poole
who
recently
passed
away.
The
Company
extends
its
appreciation for Mr. Poole’s service and legacy.
About Cal-Maine Foods
Cal-Maine Foods, Inc.
(NASDAQ: CALM) is
the largest egg
company in the
United States and a
leading player
in the
egg-based food
industry. With
a strong national
footprint, Cal-Maine
Foods
provides nutritious, affordable, and sustainable protein to millions of households every day.
The Company’s portfolio
spans the
full egg
value ladder—from conventional
to specialty,
including
cage-free, organic,
brown, free-range,
pasture-raised, and
nutritionally enhanced—serving
both
retail
and
foodservice
customers
nationwide.
Cal-Maine
Foods
also
participates
in
the
growing
prepared
foods
sector,
with
offerings
such
as
pre-cooked
egg
patties,
omelets,
folded
and
scrambled egg
formats, hard-cooked
eggs, pancakes,
waffles, and
specialty wraps.
Its branded
portfolio
includes
Eggland’s
Best®,
Land
O’Lakes®,
Farmhouse
Eggs®,
4Grain®,
Sunups®,
Sunny Meadow®, MeadowCreek Foods®, and Crepini®.
Headquartered
in
Ridgeland,
Mississippi,
Cal-Maine’s
strategy
combines
scale,
operational
excellence, and financial
discipline with a
commitment to innovation and
sustainability, to enable
the
Company
to
deliver
trusted
nutrition,
enduring
partnerships,
and
long-term
value
for
its
stakeholders.
Forward Looking Statements
Statements
contained
in
this
press
release
that
are
not
historical
facts
are
forward-looking
statements
as
that
term
is
defined
in
the
Private
Securities
Litigation
Reform Act
of
1995. The
forward-looking
statements
are
based
on
management’s
current
intent,
belief,
expectations,
estimates
and
projections
regarding
our
Company
and
our
industry. These
statements
are
not
guarantees of future performance and involve risks, uncertainties, assumptions and other factors that
are
difficult
to
predict
and
may
be
beyond
our
control. The
factors
that
could
cause
actual
results to differ materially from
those projected in the forward-looking statements
include, among
others,
(i)
the
risk
factors
set
forth
the
Company’s
SEC
Filings
(including
its Annual
Report
on
Form
10-K,
as
updated
in
Part
II
Item
1A
of
our
quarterly
reports
on
Form
10-Q
and
Current
Reports
on
Form
8-K),
(ii)
the
risks
and
hazards
inherent
in
the
shell
egg,
egg
products,
and
prepared
foods
operations
(including,
as
applicable,
disease,
pests,
weather
conditions,
and
potential
for
product
recall),
including
but
not
limited
to
the
current
outbreak
of
HPAI
affecting
poultry in the U.S., Canada and other countries that was first detected in commercial flocks in the
U.S. in
November 2023
and that
first impacted
our flocks
in December
2023, in the
third and
fourth
quarters of fiscal
2024 and again
in March 2026,
(iii) changes in
the demand for
and market prices
of shell eggs
and feed costs
as well as
increase in input
costs for prepared foods,
(iv) our ability
to
predict
and
meet
demand
for
cage-free
and
other
specialty
eggs,
(v)
risks,
changes,
or
obligations that could
result from our
recent or
future acquisition of
new flocks or
businesses, such
as our
acquisition of
Echo Lake
Foods completed
June 2,
2025, and
risks or
changes that
may
cause conditions to completing a pending acquisition not to be met, (vi) our ability to successfully integrate
and
manage
recently
acquired
businesses
like
Echo
Lake
Foods
and
realize
the
expected
benefits
of
such acquisitions,
including
synergies,
cost
savings, reduction
in
earnings

Exhibit 99.1
volatility, margin
expansion, financial returns,
expanded customer
relationships, or
sales or
growth
opportunities, (vii) our ability to
compete effectively with existing
and new market
entrants, retain
existing customers,
acquire new
customers and
grow
our product
mix including
our prepared
foods
product
offerings,
(viii)
the
impacts
and
potential
future
impacts
of
government,
customer
and
consumer reactions
to recent
high market
prices for
eggs, (ix)
potential impacts
to our
business
as a result of our
Company ceasing to be a
“controlled company” under the rules of The
Nasdaq
Stock
Market on April
14, 2025,
(x) risks
relating to
potential changes
in
inflation, interest
rates
and trade and tariff policies, (xi) adverse results
in pending litigation and other legal
matters, and
(xii)
global
instability,
including
as
a
result
of
geopolitical
conflicts
and
uncertainties.
The
Company’s
SEC
filings
may
be
obtained
from
the
SEC
or
the
Company’s
website,
www.calmainefoods.com. Readers are
cautioned not to
place undue reliance on
forward-looking
statements because, while we believe
the assumptions on which
the forward-looking statements
are based are
reasonable, there can be
no assurance that these
forward-looking statements will
prove to be
accurate. Further, forward-looking
statements included herein
are made only
as of the
respective dates
thereof, or
if no
date is
stated, as
of the
date hereof.
Except as
otherwise required
by law,
we disclaim
any intent
or obligation
to update publicly
these forward-looking
statements,
whether because of new information, future events, or otherwise.
Contacts
Investors: ir@cmfoods.com
Media: media@cmfoods.com
Telephone: (601) 948-6813
###